EXHIBIT 10.5

ASSIGNMENT AND ASSUMPTION OF LEASES, WARRANTIES AND CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES, WARRANTIES AND CONTRACTS ("Assignment") is made this 10 day of June, 2010 (“Effective Date”), by THE LANDING AT TRADITION DEVELOPMENT COMPANY, LLC, a Florida limited liability company ("Assignor"),  to INLAND DIVERSIFIED PORT ST LUCIE LANDING, L.L.C., a Delaware limited liability company, (“Assignee”).

W I T N E S S E T H :

WHEREAS, Assignor has on this date conveyed to Assignee that certain real property described on Exhibit "A" attached hereto and made a part hereof (the "Property"); and

WHEREAS, Assignor desires to transfer to Assignee all of Assignor’s right, title and interest, if any, without representation or warranty, all warranties and guarantees issued in connection with the construction, improvement, alteration or repair of the builds, structures and other improvements constituting part of the Property more particularly described Exhibit “B” attached hereto and made a part hereof (collectively “Warranties”); and

WHEREAS, Assignor desires to transfer to Assignee all of Assignor’s right, title and interest, if any, without representation or warranty, in and to the contracts that affect the Property more particularly described on Exhibit “C” attached hereto and made a part hereof (collectively “Contracts”); and

WHEREAS, Assignor desires to transfer to Assignee all of Assignor's right, title and interest in and to the leases that affect the Property more particularly described on Exhibit “D” attached hereto and made a part hereof (collectively “Leases”).

NOW, THEREFORE, in consideration of TEN DOLLARS ($10), the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

The recitations set forth above are true and correct and are incorporated herein by this reference.

2.

Assignor hereby assigns to Assignee, and Assignee hereby accepts from Assignor, all of Assignor’s right, title and interest, if any, without representation or warranty, in and to the Contracts and Warranties.

3.

Assignor hereby assigns to Assignee, and Assignee hereby accepts from Assignor, all of Assignor's right, title and interest in and to the Leases, and other rights under the Leases free and clear of all liens, claims or encumbrances.

4.

Assignee hereby accepts the within assignment and hereby assumes and agrees, to perform and comply with and to be bound by all of the terms, covenants, agreements, provisions and

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conditions of the Leases, Contracts and Warranties on the part of the Assignor thereunder, to be performed from and after the Effective Date of this Agreement.

5.

Assignee does hereby agree that for itself, its successors and assigns, to indemnify, defend and save Assignor, its successors and assigns, harmless from and against any and all losses, claims, causes of action and liabilities (including attorneys' fees incurred in the enforcement of this indemnification and otherwise) asserted or arising in connection with the performance (or failure of performance) by Assignee under the Leases on, from and after the Effective Date of this Assignment.  Assignor does hereby agree that for itself, its successors and assigns, to indemnify, defend and save Assignee, its successors and assigns, harmless from and against any and all losses, claims, causes of action and liabilities (including attorney's fees incurred in the enforcement of this indemnification and otherwise) asserted or arising in connection with the performance (or failure of performance) by Assignor under the Leases prior to the Effective Date of this Agreement.

6.

This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors in interest and assigns.

7.

This Assignment shall be governed by the laws of the State of Florida and the agreed upon venue with regard to this Assignment shall be St. Lucie County, Florida.

8.

This Assignment maybe executed in counterparts by the parties thereto and each shall be considered an original insofar as the parties hereto are concerned but together said counterparts shall comprise only one assignment.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Assignment as of the day and year first above written.

WITNESSES:

ASSIGNOR:

Signed, sealed and delivered

in the presence of

THE LANDING AT TRADITION

DEVELOPMENT COMPANY, LLC, a

Florida limited liability company,

/s Susan E. Berg

By:/s/ Wesley S. McCurry

Signature

Name: Wesley S. McCurry

Susan E. Berg

Title: Vice President

Printed Name

/s/ Jean E. Sakowski

Signature

Jean E. Sakowski

Printed Name

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STATE OF FLORIDA

)

)  SS:

COUNTY OF ST. LUCIE

)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by Wesley S. McCurry as Vice President of The Landing at Tradition Development Company, LLC, a Florida limited liability company.  He is personally known to me or who has produced _______________________________ as identification.

WITNESS my hand and official seal in the County and State last aforesaid this 8th day of June, 2010.

/s/ Susan E. Berg

Notary Public

Susan E. Berg

Typed, printed or stamped name of Notary Public

My Commission Expires

December 25, 2013

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ASSIGNEE:

/s/ Ruth E. Winter

INLAND DIVERSIFIED PORT ST LUCIE

Signature

LANDING, L.L.C., a Delaware limited liability

Ruth E. Winter

company

Printed Name

/s/ Michael A. Schlau

By:  Inland Diversified Real Estate Trust, Inc.,

Signature

       a Maryland corporation, its sole

Michael A. Schlau

    member,

Printed Name

By: /s/ Mark J. Cosenza

Name: Mark J. Cosenza

Title:  Authorized Agent

STATE OF ILLINOIS

)

)  SS:

COUNTY OF DUPAGE

)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by Mark J. Cosenza as Authorized Agent of Inland Diversified Real Estate Trust, Inc., a Maryland corporation, sole member of Inland Diversified Port St Lucie Landing, L.L.C., a Delaware limited liability company.  He is personally known to me or who has produced _______________________________ as identification.

WITNESS my hand and official seal in the County and State last aforesaid this 7th day of June, 2010.

/s/ Rose Marie Allred

Notary Public

Rose Marie Allred

Typed, printed or stamped name of Notary Public

My Commission Expires:

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EXHIBIT “A”

Property

Tract 1

Parcels 11 and 13, Drainage Tract and Tract PR-41 of TRADITION PLAT NO. 41, according to the Plat thereof, as recorded in Plat Book 53 at Pages 32 through 40 of the Public Records of St. Lucie County, Florida.

Tract 2

Parcel 2 of TRADITION PLAT NO. 41, according to the Plat thereof, as recorded in Plat Book 53 at Pages 32 through 40 of the Public Records of St. Lucie County, Florida.

Tract 3

Parcel 7 of TRADITION PLAT NO. 41, according to the Plat thereof, as recorded in Plat Book 53 at Pages 32 through 40 of the Public Records of St. Lucie County, Florida.

Tract 4

Parcels 5 and 6 of TRADITION PLAT NO. 41, according to the Plat thereof, as recorded in Plat Book 53 at Pages 32 through 40 of the Public Records of St. Lucie County, Florida.

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EXHIBIT “B”

Warranties

Building	Address	Manufacturer
All buildings except those listed below		Johns Manville
A5 (Bed Bath)	10856 SW Village Parkway	Johns Manville
B2 (Babies R Us)	10732 SW Village Parkway	Unknown (land lease)
D1 (OfficeMax)	10512 SW Village Parkway	Carlisle
D3 (PetSmart)	10540 SW Village Parkway	Carlisle

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EXHIBIT "C"

Contracts

Vendor Name	FID	Service
Accredited Protection Services, Inc.	20802043	Security patrol
Adams Apple, Inc. d/b/a Adams Pest Control	650234579	Pest Control
Clean Sweep & Vac, LLC	204874610	Porter & Parking Lot Sweeping
Florida State Fire & Security, Inc. d/b/a John W. Polhemus	650247770	Fire Sprinkler/Alarm maintenance & monitoring
Heveron Group, Inc. d/b/a Beachland Cleaning	650937129	Janitorial Services
KRK Enterprises, Inc.	650519280	Grease Trap maintenance
Mats R Us Corporation	650562283	Mat Service
Nor-Tech Electric, Inc.	650690190	Parking Lot Lighting
Service Works of Ft. Lauderdale, LLC	205298280	Roofing
South Florida Cleaning & Property Services, Inc.	30053911	Pressure Cleaning
S & S Air Conditioning, Inc.	650825881	HVAC service
Vila & Son Landscaping Corp	592384066	Landscaping
Waste Pro of Florida, Inc.	593701785	Trash Removal

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EXHIBIT “D”

Leases

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